Exhibit 23

                              ACCOUNTANTS' CONSENT



The Board of Directors
DRS Technologies Inc.:


     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                   /s/ KPMG LLP



Short Hills, New Jersey
December 6, 2000